SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): November 21, 2005

                                Adal Group, Inc.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-09431                                            94-3012230
(Commission File Number)                       (IRS Employer Identification No.)

                                 67 Wall Street
                                   22nd Floor
                             New York, NY 10005-3101
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (212) 709-8122
               ---------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into Material Definitive Agreement

      On November 21, 2005, the Registrant entered into a Securities Purchase Agreement (the "Purchase Agreement"), with Laurus Master Fund Ltd. ("Laurus"), pursuant to which the Registrant sold a non-convertible Secured Term Note in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) to Laurus (the "Note"). The principal amount and any and all accrued and unpaid interest payable under the Note shall be paid on or before May 21, 2006 (the "Maturity Date"). The Registrant shall pay interest on the principal amount of the Note at a rate per annum equal to the "prime rate" published in The Wall Street Journal, plus three percent, payable monthly in arrears. Interest shall accrue but not be payable during the period commencing on November 21, 2005 and ending on November 30, 2005. The Registrant shall begin paying interest on the principal amount commencing on December 1, 2005 and on the first business day of each consecutive calendar month thereafter.

      The Registrant also entered into a Reaffirmation and Ratification Agreement, dated as of November 21, 2005, with Laurus (the "Reaffirmation Agreement"), whereby the Registrant ratified and confirmed the terms of the Master Security Agreement, dated as of June 29, 2005 by and between the Registrant and Laurus (as further described in the Form 8-K filed with the Commission on July 6, 2005). Pursuant to the Reaffirmation Agreement and Master Security Agreement, the Registrant assigned and granted to Laurus a continuing security interest in certain of its, and each of its subsidiaries', assets, including, without limitation, cash, accounts receivable and equipment.

      The foregoing description of the Purchase Agreement, Note and Reaffirmation Agreement are merely summaries, and are not intended to be complete. A form of the Purchase Agreement, Note and Reaffirmation Agreement are filed as exhibits to this Form 8-K, and the full text of each exhibit is incorporated herein by reference in their entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      See Item 1.01 of this Form 8-K, which Item shall be incorporated by reference herein, for a description of the terms of the financing transaction that included the issuance of Note.

Item 9.01. Financials Statements and Exhibits

Exhibit No.    Description

10.1           Securities Purchase Agreement, dated November 21, 2005

10.2           Secured Term Note, dated November 21, 2005

10.3           Reaffirmation and Ratification Agreement, dated November 21, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ADAL GROUP, INC.

                                                    By: /s/ Nicholas Shrager
                                                        --------------------
                                                        Name:  Nicholas Shrager
                                                        Title: CEO and President

Dated: November 22, 2005


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                                  EXHIBIT INDEX

Exhibit No.    Description

10.1           Securities Purchase Agreement, dated November 21, 2005

10.2           Secured Term Note, dated November 21, 2005

10.3           Reaffirmation and Ratification Agreement, dated November 21, 2005


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